UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported)     July  6,  2006

                          Xtreme  Companies,  Inc.
             (Exact name of registrant as specified in its charter)

            Nevada                  000-30914                    88-0394012
(State  or  other  jurisdiction    (Commission                (IRS  Employer
       of  incorporation)         File  Number)             Identification  No.)

       300  Westlink  Dr,  Washington,  MO                               36090
     (Address of principal executive offices)                         (Zip Code)


Registrant's  telephone  number,  including  area  code        (636)  390-9000
--------------------------------------------------------------------------------


          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.02  TERMINATION  OF  A  MATERIAL  DEFINITIVE  AGREEMENT.

On June 7, 2006 we terminated our Distributor Representative Agreement for Challenger Offshore Z-Series Boats between Wayton Marine International, Inc. and Marine Holdings, Inc., dated May 1, 2005, our Distributor Representative Agreement for Challenger Offshore Performance Boats between Wayton Marine International, Inc. and Marine Holdings Inc., dated May 1, 2005 and our Distributor Representative Agreement for Challenger Offshore SX & Sportfish Series Boats between Wayton Marine International, Inc. and Marine Holdings, Inc, dated May 1, 2005. Each of these agreements could be terminated with 30 days notice without penalty. The terminations will be effective on July 6, 2006. These agreements were entered into by Marine Holdings, Inc. and were assumed by us when we acquired Marine Holdings, Inc.

At the time of our termination of our agreements with Wayton Marine International, we had completed work on nine boats pursuant to purchase orders provided by Wayton Marine International. Four boats were shipped to Wayton Marine International, however Wayton Marine International did not take delivery of the remaining five boats or provide payment for the boats as required by the Agreement. This default was the main factor in the termination of our Agreements with Wayton Marine Holdings. Additionally, as a result of the default we will have to reverse revenues already recorded on our books. While we have not determined exactly how our financials will be impacted, we currently expect a material decline in our revenues in the second quarter.

In addition, on July 11, 2006, we terminated our Z Yachts Manufacturer Direct Program Agreement between us and Z Yachts, Inc., dated June 23, 2005. The termination is effective on July 11, 2006.

On July 11, 2006, we also terminated our Independent Representative Agreement between Life Line Marine LLC and Marine Holdings, Inc. The termination is effective on July 11, 2006. The agreement was entered into by Marine Holdings, Inc. and was assumed by us when we acquired Marine Holdings, Inc.

The foregoing description of the terms and conditions of the contract is qualified in its entirety by, and made subject to, the more complete information set forth in the Notices of Termination filed as exhibit 10.1 and 10.2, and incorporated herewith.

This report contains forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could,"
"will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described below and elsewhere in this report. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


EXHIBIT  NUMBER     DESCRIPTION
---------------     -----------

10.1 Notice of Termination between the Company and Wayton Marine International, Inc., dated June 7, 2006.

10.2 Notice of Termination between the Company and Z Yachts, Inc., dated July 11, 2006.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Xtreme Companies, Inc.
                                  (Registrant)

Date    July  14,  2006

                                              /s/  Laurie  Phillips
                                              ---------------------
                                                      (Signature)
                                     Print  Name:  Laurie  Phillips
                                           Title:  Chief  Executive  Officer